STATEMENT OF CHIEF EXECUTIVE OFFICER
REGARDING FORM 10-Q FOR QUARTER ENDING

SEPTEMBER 30, 2003, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

EXHIBIT 32.1

     I, Nello Gonfiantini III, Chairman of the Board, President and Secretary of Specialty Trust, Inc. (Company), hereby state and certify in this written statement that:

     (a)  The quarterly report of the Company filed on form 10-Q for the quarter ended September 30, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (b)  The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Nello Gonfiantini III		Dated November 12, 2003

Name:	Nello Gonfiantini III
Title :	Chairman of the Board, President
and Secretary
(Chief Executive Officer)

This certification is made solely for purposes of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.

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